SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2003

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)


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Item 7. Exhibits

EXHIBIT NUMBER         DESCRIPTION
--------------         -----------
99.1                    Press Release of the Company dated October 31, 2003


Item 12. Disclosure of Results of Operations and Financial Condition

     On October 31, 2003, the registrant reported its financial results for its third quarter ended September 30, 2003. A copy of the press release issued by the registrant on October 31, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.

                                     LIGAND PHARMACEUTICALS INCORPORATED


Date :  October 31, 2003             By:      /S/WARNER BROADDUS
                                     Name:    Warner Broaddus
                                     Title:   Vice President,
                                              General Counsel & Secretary